December 2, 2005

Supplement

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated December 30, 2004

The following paragraph hereby replaces the last two sentences of the first paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

The following sentence hereby replaces the last sentence of the eighth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Fund's investments in high yield securities not including emerging market securities asset forth below may not exceed 65% of its net assets.

The following sentence hereby replaces the first sentence of the ninth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Fund may invest up to 65% of its net assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries.

The second paragraph of the section of the Prospectus titled "Fund Management" is hereby replaced by the following:

The Fund is managed within the Investment Adviser's Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team responsible for the day-to-day management of the Fund include W. David Armstrong, Roberto M. Sella, Abigail L. McKenna and David S. Horowitz, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been affiliated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Fund in February 2005. Mr. Sella has been affiliated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Fund in February 2005. Ms. McKenna has been affiliated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Fund in April 2003. Mr. Horowitz has been affiliated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Fund in December 2005.

Mr. Sella is the lead manager of the Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37937SPT-04